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                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 28, 2002
                            MASON STREET FUNDS, INC.

David R. Keuler has replaced Ignatius L. Smetek as coordinator of the team that is responsible for investment management of the Asset Allocation Fund, effective August 19, 2002. Mr. Keuler, Director of Mason Street Advisors, LLC, joined Northwestern Mutual in July of 1991. He received a BA degree from Boston University in 1983 and an MBA from Indiana University in 1988. He is a Chartered Financial Analyst. He also coordinates the team that manages the Asset Allocation Portfolio of the Series Fund and manages various equity portfolios of Northwestern Mutual.

           The date of this Prospectus Supplement is August 19, 2002.